UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2004

Bowne & Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-05842	13-2618477

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Hudson Street, New York, NY	10014

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-924-5500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1: UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION
EX-99.2: PRESS RELEASE

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 9, 2004, Bowne & Co., Inc. (the “Company”) completed its sale of Bowne Business Solutions, Inc. (“BBS”), a wholly-owned subsidiary of the Company, (but not its litigation services business) and certain other assets used in providing information management services to professional services organizations and corporations to Williams Lea Holdings Inc. (the “Acquisition Vehicle”), a wholly-owned subsidiary of Williams Lea Group Limited (“Williams Lea”) for a total purchase price of $180,000,000 in cash. The Company concurrently issued a press release announcing the disposition, a copy of which is attached to this report as Exhibit 99.2.

The disposition was effected pursuant to a Purchase and Sale Agreement, dated October 7, 2004, by and among the Company, Williams Lea and the Acquisition Vehicle (the “Agreement”). The Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 8, 2004. The descriptions contained herein of the transactions contemplated by the Agreement are not complete and are qualified in their entirety by reference to the Agreement and the press release described above, each of which are incorporated herein by reference.

Prior to the disposition, the Company, through BBS, and Williams Lea were engaged in a joint venture called Bowne Williams Lea Asia, Limited. The Company’s involvement in such joint venture has been terminated.

Some of the statements contained in this report are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements of future performance contained in this report are based upon current plans, expectations, events and financial and industry trends which may cause the company’s future operating results and financial position to differ materially from those suggested here, including capital market conditions, demand for and acceptance of the Company’s services, new technological developments, competition, the opportunity to successfully reinvest the proceeds from the transaction, and general economic conditions. Such statements involve risk and uncertainties, which cannot be predicted or quantified. Historical results achieved are not necessarily indicative of future prospects of the Company.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

The following unaudited pro forma financial information of Bowne & Co., Inc., required pursuant to Article 11 of Regulation S-X, is filed herewith as Exhibit 99.1

•	Pro Forma Condensed Balance Sheet as of September 30, 2004;

•	Pro Forma Condensed Statement of Operations for the fiscal year ended December 31, 2003; and

•	Notes to Pro Forma Condensed Financial Statements.

(c) Exhibits.

2.1	Purchase and Sale Agreement, dated October 7, 2004, among Bowne & Co., Inc., Williams Lea Group Limited and Williams Lea Holdings Inc. (previously filed as Exhibit 2.1 to the Form 8-K of Bowne & Co., Inc. filed on October 8, 2004, File No. 001-05842).

99.1	Bowne & Co., Inc. Pro Forma Condensed Financial Information.

99.2	Press release, dated November 9, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bowne & Co., Inc. (Registrant)

November 12, 2004	By:	/s/ Scott L. Spitzer

Name: Scott L. Spitzer Title: Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
2.1	Purchase and Sale Agreement, dated October 7, 2004, among Bowne & Co., Inc., Williams Lea Group Limited and Williams Lea Holdings Inc. (previously filed as Exhibit 2.1 to the Form 8-K of Bowne & Co., Inc. filed on October 8, 2004, File No. 001-05842).

99.1	Bowne & Co., Inc., Pro Forma Condensed Financial Information.

99.2	Press release, dated November 9, 2004.